                                                                   Exhibit 10.46
                        PRODUCTIVITY BONUS OPTION PLAN
                                      OF
                          COLLINS FOODS GROUP PTY LTD
                                ACN 009 937 900


INTRODUCTION

Collins Foods Group Pty Ltd (the Company) wishes to establish the Productivity Bonus Option Plan (the Plan) as an incentive for members of the Senior Management Group and the Selected Employees to ensure that the Company achieves certain agreed profitability targets. Participation in the Plan is intended to increase opportunities to share in the future growth, prosperity and profitability of the Company on the basis set out below.


DEFINITIONS

As used in this Plan, the following terms shall have the meanings indicated:-

Allocated Proportion means, with respect to any AMG Member, the proportionate number of shares appearing next to each person's name in Exhibit A to this Plan.

Australian Management Group (AMG) consists of the Senior Management Group and the Selected Employees and AMG Member refers to any individual specified herein as a member of any such group.

AMG Option Date means August 21, 2003, or such earlier date after the Commencement Date on which a Trigger Event occurs.

AMG Option Exercise Date means the date or dates not before the AMG Option Date and not after August 20, 2004 on which Options are exercised by AMG Members.

Business means the KFC Restaurant business in Queensland and the Sizzler Restaurant business in Australia, which are conducted by the subsidiaries of the Company.

Commencement Date means August 21, 2000.

Directors means the Directors of the Company as appointed from time to time, but as at the Commencement Date means Kevin Perkins, Lynne Grace and James Ryan.

Dollar or $ sign references in this Plan refer to Australian dollars.

Fair Market Value means the market value of shares in the Company at any relevant date as determined by an Independent Valuer having suitable expertise and qualifications in that regard, or otherwise in accordance with the procedures specified in clause 6.2 of this Plan.

Hurdle Rate means the following Profitability targets for each specified period of operation of this Plan:-

 . period ending 12 months after Commencement Date - $ 6,565,000
 . period ending 24 months after Commencement Date - $ 8,534,500
 . period ending 36 months after Commencement Date - $11,094,850

PROVIDED THAT if the Profitability targets for each of years 2 and 3 of the Plan as set out above are less than the amount calculated by multiplying the net income after tax for the preceding year by 130/100, the higher amount shall be substituted as the Profitability target for the relevant period.

Independent Valuer means a suitably qualified valuer having not less than 5 years practical experience of similar valuations to be appointed jointly by the Parties or, failing agreement between then, by the President of the Queensland Institute of Chartered Accountants.

Nominated Value means the market value of shares in the Company as advised by the Chief Financial Officer of SII to any relevant AMG Member or his representatives within 30 days of the occurrence of a Termination Event. If the AMG Member does not agree with the Nominated Value advised by SII, the Member may at his own cost arrange for preparation of a valuation of the Productivity Bonus Option Shares as at the Termination Date. In that event, the Nominated Value shall be the average of the value specified by SII and the value certified by the AMG Member's valuer.

Option Cancellation Amount means the Nominated Value of the Productivity Bonus Option Shares as if exercised by the AMG Member on the date of a relevant Termination Event, less the Strike Price shown on the corresponding Productivity Bonus Option Certificate.

Productivity Bonus Option Shares means any shares in the Company that may be issued to or acquired by an AMG Member upon the exercise of a Productivity Bonus Option.

Productivity Bonus Option or Options means the Productivity Bonus Option or Options to buy shares in the Company which are granted to AMG under the provisions of this Plan.

Productivity Bonus Option Certificate means a document in the format set out in Exhibit C certifying that the AMG Member named in the Certificate is the holder of the relevant Productivity Bonus Option.

Productivity Bonus Option Plan means the Plan which has been adopted by the Company pursuant to which AMG Members will have the opportunity to exercise Productivity Bonus Options for the purchase of shares in the Company, provided that the Hurdle Rate is achieved during each year of the term of the Plan.

Profitability means net income after tax as determined by GAAP.

RCI means Restaurant Concepts International, Inc., a Nevada corporation which is the current holder of all of the issued shares in the Company.

Selected Employees means those district managers and head office personnel as are selected by the Senior Management Group to participate in AMG.

Senior Management Group means Kevin Perkins, Lynne Grace, James Ryan, Simon Perkins, Ross Brown, John Hands, Pam Martin, James Misakian, David Nash and Jeremy Ryland.

Shareholders' Agreement means a shareholders' agreement substantially in the form attached to this Plan as Exhibit B.

SII means Sizzler International, Inc., the ultimate parent company of RCI and the Company.

Strike Price means the price at which any Productivity Bonus Option may be exercised. The Strike Price shall reflect the Fair Market Value of the shares in the Company as determined by an Independent Valuer as at any relevant date.

Termination Event means, with respect to any individual AMG Member, any of the following occurrences:

(a)  the death of the Member;
(b) termination by the employer of the Member's employment due to permanent disablement;
(c) termination by the employer of the Member's employment as a result of a bona fide redundancy;
(d)  a declaration of the Member's bankruptcy.

Trigger Date means the earliest date on which a Trigger Event takes place.

Trigger Event means either of the following:

(a) A change in control of the Company (other than as a result of any change in the beneficial ownership of SII itself) as the result of a transaction where shares representing 50% or more of the voting power of the Company are transferred to an entity which is not affiliated with WRC, otherwise than for the purposes of an internal corporate restructure; or

(b) A sale of all or substantially all the Company's business assets, otherwise than for the purposes of an internal corporate restructure but does not include reference to a collateralisation of the Business or a charge over the Company's stock as part of a bona fide financing or refinancing transaction.


TERMS AND CONDITIONS

The Productivity Bonus Options will be issued by the Company on the following terms and conditions:-

1.   ELIGIBILITY

1.1 Membership of the Plan will be restricted to the AMG Members nominated in Exhibit A. Each of the AMG Members will be entitled to participate in the Plan to the extent of their individual Allocated Proportions.

1.2 Membership of the Plan will only be available to AMG Members who agree, prior to the issue of a Productivity Bonus Option, to be contractually bound by the Terms and Conditions of this Plan, including the provisions of the Shareholders' Agreement.


2.   ISSUE OF PRODUCTIVITY BONUS OPTIONS

2.1 Productivity Bonus Options will be issued under this Plan at the sole discretion of the Directors to the AMG Members specified in Exhibit A. Each Productivity Bonus Option will entitle the participant to subscribe for the number of ordinary shares in the Company which are identified opposite his/her name in Exhibit A. No payment is required to be made by any AMG Member for the issue of the Productivity Bonus Options.

3.   NUMBER OF PRODUCTIVITY BONUS OPTIONS TO BE ISSUED

3.1 The Company will grant Productivity Bonus Options to the AMG Members provided that Hurdle Rates are met in each year of the operation of this Agreement, on the following basis:-

     (a) options for 5% of the shareholding of the Company (865,000 shares) at the end of 12 months after the Commencement Date;

     (b) options for 5% of the shareholding of the Company (865,000 shares) at the end of 24 months after the Commencement Date;

     (c) options for 2% of the shareholding of the Company (346,000 shares) at the end of 36 months after the Commencement Date.

     [Note: All shareholding percentages are based on the issued capital of 17,300,010 ordinary shares in the Company applicable as at the Commencement Date.]


4.   TRANSFERABILITY OF OPTIONS

4.1 Productivity Bonus Options issued under this Plan cannot be sold, transferred, assigned, conveyed or pledged under any circumstances.


5.   Exercise of the Productivity Bonus Options

5.1 Productivity Bonus Options issued under this Plan may not be exercised prior to the AMG Option Date. The exercise price for each of the Productivity Bonus Options will be the Strike Price nominated on each Productivity Bonus Option Certificate.

5.2 On the AMG Option Exercise Date, AMG Members must pay cash equivalent to the relevant Strike Price for each of the Productivity Bonus Options which is being exercised. AMG Members will be required to exercise any Productivity Bonus Options within 12 months after the AMG Option Date. If any Productivity Bonus Option is not exercised within that time, the Productivity Bonus Option will expire and have no further value whatsoever.

5.3 An AMG Member may exercise a Productivity Bonus Option to acquire a lesser number of Productivity Bonus Option Shares than the total shown on that Member's Productivity Bonus Option Certificate but, having done so, the right to acquire the balance of the Productivity Bonus Option Shares will be lost. The Productivity Bonus Options must be exercised at the same time as the Member exercises any Options held under the provisions of the Company's Collins Foods Share Option Plan.

5.4 Each Productivity Bonus Option holder may exercise his or her Productivity Bonus Options, in full, by lodging with the Company the following:-

     (a)  the Productivity Bonus Option Certificate;
     (b)  the signed Notice of Exercise of the Productivity Bonus Option; and
     (c) the Strike Price in cash relevant to the Productivity Bonus Option exercised by the AMG Member.

5.5 Notwithstanding the provisions of clause 5.3 of this Plan, the parties recognise that Productivity Bonus Options for year 3 of the operation of the Plan may not be available for a period of up to 90 days after the completion of that year on August 20, 2003.

     Consequently, it may not be possible to confirm the award of Productivity Bonus Options for year 3 of the Plan until a date which occurs after the AMG Option Exercise Date. In that event, each AMG Member shall be entitled to separately exercise year 3 Productivity Bonus Options within 30 days after the date of issue of the Productivity Bonus Option Certificate for any such Productivity Bonus Options.


6.   CALCULATION OF FAIR MARKET VALUE

6.1 The Strike Price applicable to each of the Productivity Bonus Options will be based on the Fair Market Value of the shares in the Company as at the date of grant of each option.

6.2 If either SII or AMG disagrees with the initial valuation proposed by the Independent Valuer, then either party may at its own cost offer a second valuation. If the 2 valuations differ by less than 25%, Fair Market Value shall be the average of the two amounts specified. In the event that there is a difference of 25% or more, the Parties can either agree to use the average of those 2 valuations, or jointly select a third suitably qualified valuer to provide an additional valuation. In the latter case, Fair Market Value shall be the average of the three amounts specified.

6.3 Any valuation which is required to be obtained must be available within 30 days of the request being made to the relevant valuer for preparation of that report. (For example, in the event that a third valuation is required, it must be available within 90 days of the end of the 12 month period in respect of which the Strike Price is required to be calculated.)


7.   ALLOTMENT OF SHARES

7.1 Following the valid exercise of any Productivity Bonus Option, the Directors shall issue and allot to the Productivity Bonus Option holder within 10 days Productivity Bonus Option Shares equivalent to the number of shares in respect of which the Productivity Bonus Option was exercised.


8.   RESTRICTIONS ON TRANSFERABILITY OF SHARES

8.1 The Productivity Bonus Option Shares will be subject to restrictions on transferability, including but not limited to restrictions prohibiting transfer to any person other than SII, the nominee of SII, or an AMG Member as set out in more detail within the terms of the Shareholders' Agreement.

8.2 After the exercise of any Productivity Bonus Option, the Productivity Bonus Option Shares issued to an AMG Member must be held by that member for not less than 6 months before the shares can be transferred to another party.


9.   TERMINATION OF OPTION

9.1 The Productivity Bonus Options granted under this Plan shall expire and terminate for each individual AMG Member on the first to occur of:

     (a)  the first anniversary of the AMG Option Date;

     (b) termination by the employer of the Member's employment with the Company for cause;

     (c) resignation or retirement by the Member from the employment of the Company;

     (d)  a Termination Event with respect to that Member.

9.2 In the case of the events referred to in sub-paragraphs (a), (b) and (c) of clause 9.1, the relevant AMG Member's Productivity Bonus Option Certificate will be cancelled and no further action need be taken by any party.

9.3 If a Termination Event occurs, SII will pay the Option Cancellation Amount to the Member (or the Member's personal representatives or Trustee in Bankruptcy, as applicable) within 60 days of the Termination Event. On receipt of the relevant payment, the recipient will deliver the applicable Productivity Bonus Option Certificate to the Company for cancellation.


10.  RECONSTRUCTION OF CAPITAL

10.1 It is a condition of the Productivity Bonus Options that:-

     (a) in the event of any reconstruction (including consolidation, subdivision, reduction or return) of the issued capital of the Company, the number of Productivity Bonus Options or the Strike Price of the Productivity Bonus Options or both, shall be reconstructed (as appropriate) in a manner which will not result in any benefits being conferred on Productivity Bonus Option holders which are not conferred on holders of issued shares in the capital of the Company; and

     (b) (subject to the provisions with respect to rounding of entitlements as sanctioned by the meeting of shareholders approving the reconstruction of capital) in all other respects the terms for the exercise of Productivity Bonus Options shall remain unchanged.

10.2 On the occurrence of any of the events set out in this paragraph, the Company shall request the Productivity Bonus Option holder to deliver the Productivity Bonus Option Certificate to the Company for cancellation and shall issue a replacement Productivity Bonus Option Certificate recording the adjusted number of Productivity Bonus Options available for exercise.


11.  AMENDMENTS TO THE PLAN

11.1 Any amendment to the terms and conditions of the Plan shall be submitted by the Directors to a meeting of shareholders for approval by special resolution.


12.  POWERS OF THE BOARD OF DIRECTORS

12.1 The Plan shall be administered by the Directors who shall have the power to:-

     . determine appropriate procedures for administration of the Plan consistent with the terms hereof;

     . resolve conclusively all questions of fact or interpretation in connection with the Plan;

     . delegate in writing to any one or more persons for such period and on such conditions as they may determine the exercise of any of their powers or discretions arising under the Plan.

The PRODUCTIVITY BONUS OPTION PLAN is issued under the Common Seal of COLLINS FOODS GROUP PTY LTD by the authority of a resolution of its Directors at Brisbane on the 30th day of March, 2001 in the presence of:-


/s/ KEVIN WILLIAM PERKINS                     /s/ HEATHER LYNETTE GRACE
______________________________                _______________________________
Signature of Director                         Signature of Director


KEVIN WILLIAM PERKINS                         HEATHER LYNETTE GRACE
______________________________                _______________________________
Name of Director                              Name of Director

                       EXHIBIT A - ALLOCATED PROPORTIONS

A.1      Senior Management Group

     -----------------------------------------------------------------------------------------------------
         Name                                          No of Shares Which Each Productivity Bonus Option
                                                                           Relates To
     -----------------------------------------------------------------------------------------------------
         Kevin Perkins                                     400,000           400,000         160,000
     -----------------------------------------------------------------------------------------------------
         Lynne Grace                                        55,000            55,000          22,000
     -----------------------------------------------------------------------------------------------------
         James Ryan                                         55,000            55,000          22,000
     -----------------------------------------------------------------------------------------------------
         Simon Perkins                                      55,000            55,000          22,000
     -----------------------------------------------------------------------------------------------------
         Ross Brown                                         10,000            10,000           4,000
     -----------------------------------------------------------------------------------------------------
         John Hands                                         10,000            10,000           4,000
     -----------------------------------------------------------------------------------------------------
         Pam Martin                                         10,000            10,000           4,000
     -----------------------------------------------------------------------------------------------------
         James Misakian                                     10,000            10,000           4,000
     -----------------------------------------------------------------------------------------------------
         David Nash                                         10,000            10,000           4,000
     -----------------------------------------------------------------------------------------------------
         Jeremy Ryland                                      10,000            10,000           4,000
     -----------------------------------------------------------------------------------------------------

A.2      Selected Employees

     -----------------------------------------------------------------------------------------------------
         Name                                           No of Shares Which Each Productivity Bonus Option
                                                                            Relates To
     -----------------------------------------------------------------------------------------------------
         Mark Argent                                           14,000            14,000            5,600
     -----------------------------------------------------------------------------------------------------
         Jim McDonald                                          14,000            14,000            5,600
     -----------------------------------------------------------------------------------------------------
         Richie Wood                                           14,000            14,000            5,600
     -----------------------------------------------------------------------------------------------------
         Ron Gageler                                           14,000            14,000            5,600
     -----------------------------------------------------------------------------------------------------
         Mike Mothersole                                       14,000            14,000            5,600
     -----------------------------------------------------------------------------------------------------
         Ian Scymgeour                                         14,000            14,000            5,600
     -----------------------------------------------------------------------------------------------------
         Martin Clarke                                         14,000            14,000            5,600
     -----------------------------------------------------------------------------------------------------
         Mick Price                                            14,000            14,000            5,600
     -----------------------------------------------------------------------------------------------------
         Paul Irvine                                           14,000            14,000            5,600
     -----------------------------------------------------------------------------------------------------
         Wayne Hargens                                         14,000            14,000            5,600
     -----------------------------------------------------------------------------------------------------
         Jan Hemsley                                           14,000            14,000            5,600

     ---------------------------------------------------------------------------------------------------------
         Name                                             No of Shares Which Each Productivity Bonus Option
                                                                             Relates To
     ---------------------------------------------------------------------------------------------------------
         Arun Bakshi                                          14,000              14,000           5,600
     ---------------------------------------------------------------------------------------------------------
         Phillip Coleman                                      14,000              14,000           5,600
     ---------------------------------------------------------------------------------------------------------
         Narelle Corgaro                                      14,000              14,000           5,600
     ---------------------------------------------------------------------------------------------------------
         Brad Lederhose                                       14,000              14,000           5,600
     ---------------------------------------------------------------------------------------------------------
         Cherie Howden                                         1,000               1,000             400
     ---------------------------------------------------------------------------------------------------------
         Judy Fenton                                           1,000               1,000             400
     ---------------------------------------------------------------------------------------------------------
         Ian Glanfield                                         1,000               1,000             400
     ---------------------------------------------------------------------------------------------------------
         Shanelle Henselien                                    1,000               1,000             400
     ---------------------------------------------------------------------------------------------------------
         Les Stiles                                            1,000               1,000             400
     ---------------------------------------------------------------------------------------------------------
         Vicki Pettinari                                       1,000               1,000             400
     ---------------------------------------------------------------------------------------------------------
         Shaun Smith                                           1,000               1,000             400
     ---------------------------------------------------------------------------------------------------------
         Trevor Stammers                                       1,000               1,000             400
     ---------------------------------------------------------------------------------------------------------
         Dwight George                                         1,000               1,000             400
     ---------------------------------------------------------------------------------------------------------
         Sue Conquest                                          1,000               1,000             400
     ---------------------------------------------------------------------------------------------------------
         Jodie Fry                                             1,000               1,000             400
     ---------------------------------------------------------------------------------------------------------
         Susie Gilroy                                          1,000               1,000             400
     ---------------------------------------------------------------------------------------------------------
         Renae Gelfius                                         1,000               1,000             400
     ---------------------------------------------------------------------------------------------------------
         Bob Bothwell                                          3,000               3,000           1,200
     ---------------------------------------------------------------------------------------------------------
         Unallocated                                          14,000              14,000           5,600
     ---------------------------------------------------------------------------------------------------------

                      EXHIBIT B - SHAREHOLDERS' AGREEMENT

               EXHIBIT C - PRODUCTIVITY BONUS OPTION CERTIFICATE


                  COLLINS FOODS GROUP PTY LTD ACN 009 937 900
                                  ("COMPANY")

===============================================================================
                     PRODUCTIVITY BONUS OPTION CERTIFICATE

Name and address of Option Holder: ____________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

Issue Date:    ________________________________________________________________

Number of Productivity Bonus Options:__________________________________________


Strike Price:  ________________________________________________________________

Date for Exercise of Option:  Not before August 21, 2003; and

                              Not after August 20, 2004.

==============================================================================

  THIS IS TO CERTIFY that the person named above is the registered holder, subject to the constitution of the Company and the Terms and Conditions set out in the Collins Foods Productivity Bonus Option Plan, a copy of which is annexed to this Certificate, of the number of Productivity Bonus Options described above for the purchase of fully paid ordinary shares in the Company.

  THE COMMON SEAL of COLLINS FOODS      )
  GROUP PTY LTD is affixed as required  )
  by the terms of its Constitution:     )



  _______________________________                 _____________________________
  Signature of Director/Secretary                 Signature of Director


  _______________________________                 _____________________________
  Name of Director/Secretary                         Name of Director